UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

December 2, 2005
Date of Report (Date of earliest event reported)

KOPPERS INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-12716	25-1588399
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
(Address of principal executive offices)

(412) 227-2001
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 8.01 Other Events.

On December 2, 2005, Koppers Inc. (the “Company”) issued a press release announcing that, in connection with the consent solicitation for its 9 ⅞% senior secured notes due 2013 (the “Notes”), it had received the requisite consents from registered holders of the Notes to amend the indenture governing the Notes. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference. A copy of the First Supplemental Indenture dated December 2, 2005 to the Indenture dated October 15, 2003 among the Company, the Guarantors party thereto and JPMorgan Chase Bank, NA (formerly known as JPMorgan Chase Bank), as Trustee, is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

10.1

First Supplemental Indenture dated December 2, 2005 to the Indenture dated October 15, 2003 among the Company, the Guarantors party thereto and JPMorgan Chase Bank, NA (formerly known as JPMorgan Chase Bank), as Trustee.

99.1	Press release of Koppers Inc. dated December 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 2005

KOPPERS INC.

By:  /s/ Steven R. Lacy
Steven R. Lacy
    Senior Vice President, Administration,
    General Counsel and Secretary